Exhibit 99.1 FOR IMMEDIATE RELEASE May 23, 2016 CONTACT: Investors - (301) 968-9220 Media - (301) 968-9400 AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. ANNOUNCES THE SIGNING OF DEFINITIVE DOCUMENTATION RELATED TO THE ACQUISITION OF ITS EXTERNAL MANAGER BY AMERICAN CAPITAL AGENCY CORP. AND CHANGES TO ITS BOARD OF DIRECTORS Bethesda, MD - May 23, 2016 - American Capital Mortgage Investment Corp. (“MTGE” or the “Company”) (NASDAQ: MTGE) today announced that American Capital Agency Corp. (“AGNC”) (NASDAQ: AGNC) has entered into a definitive transaction agreement to acquire MTGE’s external manager, American Capital MTGE Management, LLC (“MTGE Manager”) from American Capital Asset Management, LLC (“ACAM”), a wholly-owned portfolio company of American Capital, Ltd. (“ACAS”). Under the terms of the transaction agreement, AGNC will acquire American Capital Mortgage Management, LLC (“ACMM”), which is the parent company of MTGE Manager. Following the closing of the transaction, MTGE Manager, as an indirect subsidiary of AGNC, will continue to provide investment management services to MTGE on an external basis under the existing fee structure. AGNC intends to retain ACMM’s current employee base, including its management, agency and non-agency investment, operations, accounting, and treasury personnel following the transaction. “The acquisition of our manager by AGNC eliminates any uncertainty associated with the current ACAS strategic review process and provides continuity of personnel and investment philosophy,” said Gary Kain, Chief Executive Officer and President of MTGE. “We believe this is a great outcome for our shareholders, as MTGE will maintain its access to our experienced management and investment teams and well- established infrastructure, providing scale benefits not typically associated with a REIT of MTGE’s size. Under AGNC’s management, we are confident that MTGE can further enhance the value proposition for shareholders and continue to generate attractive risk-adjusted returns through prudent investments, disciplined risk management and accretive capital management actions, including the continuance of our practice of share repurchases.”

The Company today also announced changes to the composition of its Board of Directors. Prior to the execution of the transaction agreement, Morris A. Davis, John R. Erickson, Samuel A. Flax, Larry K. Harvey, Prue B. Larocca and Alvin N. Puryear resigned as directors of MTGE. Following the resignations, MTGE’s Board is comprised of Gary Kain, Robert M. Couch, and Randy E. Dobbs, with Messrs. Couch and Dobbs serving as independent directors. In addition, MTGE’s Board has elected Mr. Dobbs as Chair of the Board. It is anticipated that Messrs. Erickson and Flax will remain in their capacities as Executive Vice President and Chief Financial Officer and Executive Vice President and Secretary, respectively, of the Company through the closing date of the transaction, which is anticipated to occur in the third quarter of 2016. “The directors of the Company are very pleased with the outcome of this transaction,” said Randy Dobbs, Chair of the Company’s Board. “Maintaining the services of a qualified management team provides continuity for the Company and affords us the flexibility to take advantage of future opportunities across the spectrum of real estate investments.” Separately, ACAS and Ares Capital Corporation (NASDAQ:ARCC) announced today that they have entered into a definitive merger agreement under which Ares Capital will acquire ACAS. For further information or questions, please contact the Investor Relations Department at (301) 968-9220 or IR@MTGE.com. FORWARD LOOKING STATEMENTS This press release contains forward-looking statements, including statements regarding the expected timing of completion of the proposed transaction, the expected benefits of the proposed transaction, and management’s plans, projections and objectives for future operations. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance or results. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of important factors, including, without limitation, changes in interest rates, changes in the yield curve, changes in prepayment rates, the availability and terms of financing, changes in the market value of the Company's assets, the occurrence of any event or change of circumstances that could give rise to the termination of the transaction agreement, the risk that the proposed transaction will not be consummated in a timely manner or at all, the receipt of regulatory approval or other closing conditions for the proposed transaction, risks related to the disruption of management time from ongoing business operations due to the proposed transaction, the failure to realize the expected benefits from the proposed transaction, general economic conditions, market conditions, conditions in the market for agency and non-agency securities and mortgage related investments, and legislative and regulatory changes that could adversely affect the business of the Company. Certain important factors that could cause actual results to differ materially from those contained in the forward- looking statements, are included in the Company's periodic reports filed with the Securities and Exchange

Commission (“SEC”). Copies are available on the SEC's website, www.sec.gov. The Company disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt or new information, or otherwise.